EXHIBIT 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA For the Quarter Ended June 30, 2015

INDEX

Page
Investor Information	2
2015 Business Developments	3 - 4
Common Shares Data	5
Financial Highlights	6
Funds From Operations	7 - 8
Funds Available for Distribution	9
Net Income / EBITDA (Consolidated and by Segment)	10 - 13
EBITDA by Segment and Region	14 - 15
Consolidated Balance Sheets	16
Capital Structure	17
Debt Analysis	18 - 20
Unconsolidated Joint Ventures	21 - 23
Square Footage	24
Top 30 Tenants	25
Lease Expirations	26 - 27
Leasing Activity	28 - 29
Occupancy, Same Store EBITDA and Residential Statistics	30
Capital Expenditures	31 - 34
Development Costs and Construction in Progress	35
Property Table	36 - 48

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2014.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, as amended, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	President - New York Division
Mitchell N. Schear	President - Washington, DC Division
Michael J. Franco	Executive Vice President - Chief Investment Officer
Joseph Macnow	Executive Vice President - Finance and Chief Administrative Officer
Stephen W. Theriot	Chief Financial Officer

RESEARCH COVERAGE - EQUITY

James Feldman / Scott Freitag	Steve Sakwa / Gabriel Hilmoe	Alexander Goldfarb / Ryan Peterson
Bank of America / Merrill Lynch	Evercore ISI	Sandler O'Neill
646-855-5808 / 646-855-3197	212-446-9462 / 212-446-9459	212-466-7937 / 212-466-7927

Ross Smotrich / Peter Siciliano	Brad K. Burke	John W. Guinee / Erin T. Aslakson
Barclays Capital	Goldman Sachs	Stifel Nicolaus & Company
212-526-2306 / 212-526-3098	917-343-2082	443-224-1307 / 443-224-1350

Michael Bilerman / Emmanuel Korchman	John Bejjani	Michael Lewis
Citi	Green Street Advisors	SunTrust Robinson Humphrey
212-816-1383 / 212-816-1382	949-640-8780	212-319-5659

Ian Weissman / Derek J.A. van Dijkum	Anthony Paolone / Gene Nusinzon	Ross T. Nussbaum / Nick Yulico
Credit Suisse	JP Morgan	UBS
212-538-6889 / 212-325-9752	212-622-6682 / 212-633-1041	212-713-2484 / 212-713-3402

Vincent Chao	Vance H. Edelson
Deutsche Bank	Morgan Stanley
212-250-6799	212-761-0078

RESEARCH COVERAGE - DEBT

Scott Frost	Robert Haines / Craig Guttenplan	Thierry Perrein
Bank of America / Merrill Lynch	Credit Sights	Wells Fargo Securities
646-855-8078	212-340-3835 / 212-340-3859	704-715-8455

Peter Troisi	Ron Perrotta
Barclays Capital	Goldman Sachs
212-412-3695	212-902-7885

Thomas Cook	Mark Streeter
Citi	JP Morgan
212-723-1112	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2015 BUSINESS DEVELOPMENTS

Urban Edge Properties (“UE”) (NYSE: UE) spin-off

On January 15, 2015, we completed the spin-off of substantially all of our retail segment comprised of 79 strip shopping centers, three malls, a warehouse park and $225,000,000 of cash to Urban Edge Properties (“UE”) (NYSE: UE).  As part of this transaction, we retained 5,717,184 UE operating partnership units (5.4% ownership interest).  We are providing transition services to UE for an initial period of up to two years, including information technology, human resources, tax and financial reporting. UE is providing us with leasing and property management services for (i) the Monmouth Mall, (ii) certain small retail properties that we plan to sell, and (iii) our affiliate, Alexander’s, Inc. (NYSE: ALX), Rego Park retail assets. Steven Roth, our Chairman and Chief Executive Officer is a member of the Board of Trustees of UE.  The spin-off distribution was effected by Vornado distributing one UE common share for every two Vornado common shares.

Acquisitions

Since January 1, 2015, we completed the following acquisitions:

•         On January 20, we increased our aggregate ownership interest of the Crowne Plaza Times Square Hotel to 33% from 11% for $39,000,000 which valued the property at approximately $480,000,000.

•         On March 18, we acquired the Center Building, a 437,000 square foot office building, located at 33-00 Northern Boulevard in Long Island City, New York, for $142,000,000, including the assumption of an existing $62,000,000, 4.43% mortgage maturing in October 2018.

•         On June 2, we completed the acquisition of 150 West 34th Street, a 78,000 square foot retail property leased to Old Navy through May 2019, and 226,000 square feet of additional zoning air rights, for approximately $355,000,000.  At closing we completed a $205,000,000 financing of the property.

•         On June 24, we entered into a joint venture, in which we own a 55% interest, to develop a 173,000 square foot Class-A office building, located along the western edge of the High Line at 510 West 22nd Street.  The development cost of this project is approximately $225,000,000.  The development is expected to commence during the third quarter of 2015 and be completed in 2017.

•         On July 31, 2015, we acquired 260 Eleventh Avenue, a 235,000 square foot office property leased to the City of New York through 2021 with two five-year renewal options, a 10,000 square foot parking lot and additional air rights.  The 44,000 square foot site is located on Eleventh Avenue from 26th to 27th Streets directly across from the Starrett Lehigh building.  The transaction is structured as a 99-year ground lease with an option to purchase the land for $110,000,000.  The $3,900,000 annual ground rent and the purchase option price escalate annually at the lesser of 1.5% or CPI.  The buildings were purchased for 813,900 newly issued Vornado Operating Partnership units valued at approximately $80,000,000.  We intend to redevelop and expand the property to serve the supply constrained West Chelsea office market.

2015 BUSINESS DEVELOPMENTS

Dispositions

Since January 1, 2015, we completed the following dispositions:

•         On March 13, we sold our Geary Street, CA lease for $34,189,000, which resulted in a net gain of $21,376,000.

•         On March 25, the Fund completed the sale of 520 Broadway in Santa Monica, CA for $91,650,000.  The Fund realized a $24,705,000 net gain over the holding period.

•         On March 31, we transferred the redeveloped Springfield Town Center, a 1,350,000 square foot mall located in Springfield, Fairfax County, Virginia, to PREIT Associates, L.P., which is the operating partnership of Pennsylvania Real Estate Investment Trust (NYSE: PEI) (collectively, “PREIT”).  The financial statement gain was $7,823,000, of which $7,192,000 was recognized in the first quarter of 2015 and the remaining $631,000 was deferred based on our ownership interest in PREIT.  In the first quarter of 2014, we recorded a non-cash impairment loss of $20,000,000 on Springfield Town Center which is included in “(loss) income from discontinued operations” on our consolidated statements of income.

•         During the first quarter of 2015, we sold five residual retail properties, in separate transactions, for an aggregate of $10,731,000, which resulted in net gains of $3,675,000.

Financing Activities

Since January 1, 2015, we completed the following financing transactions:

•         On January 1, we redeemed all of the $500,000,000 principal amount of our outstanding 4.25% senior unsecured notes, which were scheduled to mature on April 1, 2015, at a redemption price of 100% of the principal amount plus accrued interest through December 31, 2014.

•         On April 1, we completed a $308,000,000 refinancing of RiverHouse Apartments, a three building, 1,670 unit rental complex located in Arlington, VA.  The loan is interest-only at LIBOR plus 1.28% and matures in 2025.  We realized net proceeds of approximately $43,000,000.  The property was previously encumbered by a 5.43%, $195,000,000 mortgage maturing in April 2015 and a $64,000,000 mortgage at LIBOR plus 1.53% maturing in 2018.

•         On June 2, we completed a $205,000,000 financing in connection with the acquisition of 150 West 34th Street.  The loan bears interest at LIBOR plus 2.25% and matures in 2018 with two one-year extension options.

•         On July 28, we completed a $580,000,000 refinancing of 100 West 33rd Street, a 1.1 million square foot property comprised of 851,000 square feet of office space and the 256,000 square foot Manhattan Mall.  The loan is interest only at LIBOR plus 1.65%, and matures in July 2020.  We realized net proceeds of approximately $242,000,000.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

		Second Quarter 2015		First Quarter 2015		Fourth Quarter 2014		Third Quarter 2014
High Price		$113.12		$116.02		$120.23		$109.12
Low Price		$94.55		$104.11		$93.09		$99.26
Closing Price - end of quarter		$94.93		$112.00		$117.71		$99.96

Annualized Dividend per share		$2.52	(1)	$2.52	(1)	$2.92	(1)	$2.92	(1)

Annualized Dividend Yield - on Closing Price		2.7%		2.3%		2.5%		2.9%

Outstanding shares, Class A units and convertible preferred units
as converted, excluding stock options (in thousands)		200,575		200,361		199,753		199,721

Closing market value of outstanding shares, Class A units and
convertible preferred units as converted, excluding stock options		$19.0 Billion		$22.4 Billion		$23.5 Billion		$20.0 Billion

(1)	Post spin-off of Urban Edge Properties (NYSE: UE), the $2.52 annualized dividend, combined with the annualized dividend of UE is the same $2.92 annual dividend that was paid in 2014.

TIMING

Quarterly financial results and related earnings conference calls for the remainder of 2015 are expected to occur as follows:

Filing Date		Earnings Call
Third Quarter 2015	Monday, November 2, 2015	Tuesday, November 3, 2015 10AM ET

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, including Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA"), Funds From Operations attributable to common shares plus assumed conversions ("FFO"), FFO as adjusted for comparability, and Funds Available for Distribution ("FAD"). A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measures are provided on the pages that follow.

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2015	2014	2015	2015	2014
Total revenues	$616,288	$574,411	$606,802	$1,223,090	$1,136,792

Net income attributable to common shareholders	$165,651	$76,642	$84,593	$250,244	$138,991
Per common share:
Basic	$0.88	$0.41	$0.45	$1.33	$0.74
Diluted	$0.87	$0.41	$0.45	$1.32	$0.74

FFO as adjusted for comparability	$246,522	$231,559	$209,262	$456,580	$419,298
Per diluted share	$1.30	$1.23	$1.10	$2.41	$2.22

FFO	$323,381	$216,547	$220,084	$544,305	$463,626
FFO - Operating Partnership Basis ("OP Basis")	$343,470	$229,933	$233,926	$577,544	$492,352
Per diluted share	$1.71	$1.15	$1.16	$2.87	$2.46

FAD	$139,674	$188,865	$154,345	$295,636	$341,151
Per diluted share	$0.74	$1.00	$0.81	$1.56	$1.81

Dividends per common share	$0.63	$0.73	$0.63	$1.26	$1.46

FFO payout ratio (based on FFO as adjusted for comparability)	48.5%	59.3%	57.3%	52.3%	65.8%
FAD payout ratio	85.1%	73.0%	77.8%	80.8%	80.7%

Weighted average shares used in determining FFO per diluted share - REIT basis	189,600	188,659	189,381	189,775	188,475
Convertible units:
Class A	10,673	10,705	10,675	10,674	10,658
D-13	458	453	423	443	478
G1-G4	87	80	76	88	81
Equity awards - unit equivalents	560	424	737	384	461
Weighted average shares used in determining FFO per diluted share - OP Basis	201,378	200,321	201,292	201,364	200,153

RECONCILIATION OF NET INCOME TO FFO (1)
(unaudited and in thousands, except per share amounts)
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2015	2014	2015	2015	2014
Reconciliation of our net income to FFO:
Net income attributable to Vornado	$186,016	$97,008	$104,077	$290,093	$179,725
Depreciation and amortization of real property	129,296	121,402	118,256	247,552	263,971
Net gains on sale of real estate	-	-	(10,867)	(10,867)	-
Real estate impairment losses	-	-	256	256	20,842
Proportionate share of adjustments to equity in net loss of
partially owned entities to arrive at FFO:
Depreciation and amortization of real property	32,282	30,126	36,272	68,554	66,812
Net gains on sale of real estate	(4,513)	-	-	(4,513)	-
Real estate impairment losses	10,304	-	-	10,304	-
Income tax effect of above adjustments	-	(3,085)	-	-	(7,080)
Noncontrolling interests' share of above adjustments	(9,662)	(8,561)	(8,448)	(18,109)	(19,960)
FFO attributable to Vornado	343,723	236,890	239,546	583,270	504,310
Preferred share dividends	(20,365)	(20,366)	(19,484)	(39,849)	(40,734)
FFO attributable to common shareholders	323,358	216,524	220,062	543,421	463,576
Convertible preferred share dividends	23	23	22	46	50
Earnings allocated to Out-Performance Plan units	-	-	-	838	-
FFO attributable to common shareholders plus assumed conversions	323,381	216,547	220,084	544,305	463,626
Add back of income allocated to noncontrolling interests of the
Operating Partnership	20,089	13,386	13,842	33,239	28,726
FFO - OP Basis (1)	$343,470	$229,933	$233,926	$577,544	$492,352
FFO per diluted share (1)	$1.71	$1.15	$1.16	$2.87	$2.46

(1)

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets, extraordinary items and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flows as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.

RECONCILIATION OF FFO TO FFO AS ADJUSTED FOR COMPARABILITY
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Six Months Ended
		June 30,		March 31,	June 30,
		2015	2014	2015	2015	2014
FFO attributable to common shareholders plus assumed conversions	(A)	$323,381	$216,547	$220,084	$544,305	$463,626
Per diluted share		$1.71	$1.15	$1.16	$2.87	$2.46
Items that affect comparability income:
Reversal of allowance for deferred tax assets (re: taxable REIT subsidiary's
ability to utilize NOLs)		90,030	-	-	90,030	-
Our share of impairment loss on India real estate ventures		(4,502)	-	-	(4,502)	-
Acquisition and transaction related costs		(4,061)	(1,067)	(1,981)	(6,042)	(2,352)
FFO from discontinued operations (including UE spin-off related costs
	of $327, $3,016, and $22,645 in the three months ended June 30,
	2015 and 2014 and March 31, 2015, respectively, and $22,972 and
	$3,515 in the six months ended June 30, 2015 and 2014, respectively)	(767)	41,673	7,396	6,628	87,071
Toys "R" Us ("Toys") FFO (negative FFO)		500	(51,862)	1,454	1,954	(42,595)
Defeasance cost in connection with the refinancing of 909 Third Avenue		-	(5,589)	-	-	(5,589)
Net gain on sale of residential condominiums and a land parcel		-	-	1,860	1,860	10,540
Other, net		433	905	2,721	3,154	-
		81,633	(15,940)	11,450	93,082	47,075
Noncontrolling interests' share of above adjustments		(4,774)	928	(628)	(5,357)	(2,747)
Items that affect comparability, net	(B)	$76,859	$(15,012)	$10,822	$87,725	$44,328
Per diluted share		$0.41	$(0.08)	$0.06	$0.46	$0.24

FFO attributable to common shareholders plus assumed conversions,
as adjusted for comparability	(A-B)	$246,522	$231,559	$209,262	$456,580	$419,298
Per diluted share		$1.30	$1.23	$1.10	$2.41	$2.22

RECONCILIATION OF FFO TO FAD(1)
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Six Months Ended
		June 30,		March 31,	June 30,
		2015	2014	2015	2015	2014

FFO attributable to common shareholders plus assumed conversions	(A)	$323,381	$216,547	$220,084	$544,305	$463,626

Adjustments to arrive at FAD:
Recurring tenant improvements, leasing commissions and other capital expenditures		71,488	55,921	52,048	123,536	128,421
Items that affect comparability per page 8, excluding FFO attributable to
discontinued operations		82,400	(57,613)	4,054	86,454	(39,996)
Straight-line rentals		34,662	19,892	29,296	63,958	32,882
Amortization of acquired below-market leases, net		12,920	8,064	11,992	24,912	17,776
Carried interest and our share of net unrealized gains from real estate fund investments		8,743	17,372	1,621	10,364	22,245
Amortization of debt issuance costs		(7,497)	(2,148)	(7,456)	(14,953)	(6,570)
Stock-based compensation expense		(6,685)	(9,051)	(20,142)	(26,827)	(20,075)
Non real estate depreciation		(1,667)	(3,044)	(1,922)	(3,589)	(4,619)
Noncontrolling interests' share of above adjustments		(10,657)	(1,711)	(3,752)	(15,186)	(7,589)
	(B)	183,707	27,682	65,739	248,669	122,475

FAD(1)	(A-B)	$139,674	$188,865	$154,345	$295,636	$341,151

FAD per diluted share		$0.74	$1.00	$0.81	$1.56	$1.81
FAD payout ratio(2)		85.1%	73.0%	77.8%	80.8%	80.7%

(1)

FAD is defined as FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

(2)

FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

CONSOLIDATED NET INCOME / EBITDA (1)
(unaudited and in thousands)
	Three Months Ended
	June 30,			March 31,
	2015	2014	Inc (Dec)	2015
Property rentals	$466,803	$450,076	$16,727	$458,528
Straight-line rent adjustments	34,662	19,892	14,770	29,296
Amortization of acquired below-market leases, net	13,378	8,522	4,856	12,450
Total rentals	514,843	478,490	36,353	500,274
Tenant expense reimbursements	62,215	55,110	7,105	66,921
Fee and other income:
BMS cleaning fees	21,741	22,195	(454)	22,633
Management and leasing fees	4,274	5,765	(1,491)	4,192
Lease termination fees	2,893	4,545	(1,652)	3,747
Other income	10,322	8,306	2,016	9,035
Total revenues	616,288	574,411	41,877	606,802
Operating expenses	242,690	230,398	12,292	254,493
Depreciation and amortization	136,957	113,200	23,757	124,122
General and administrative	39,189	40,478	(1,289)	58,492
Acquisition and transaction related costs	4,061	1,067	2,994	1,981
Total expenses	422,897	385,143	37,754	439,088
Operating income	193,391	189,268	4,123	167,714
Loss from partially owned entities	(5,231)	(53,742)	48,511	(2,405)
Income from real estate fund investments	26,368	100,110	(73,742)	24,089
Interest and other investment income, net	5,666	9,396	(3,730)	10,792
Interest and debt expense	(92,092)	(103,913)	11,821	(91,674)
Net gain on disposition of wholly owned and partially owned assets	-	905	(905)	1,860
Income before income taxes	128,102	142,024	(13,922)	110,376
Income tax benefit (expense)	88,072	(3,280)	91,352	(971)
Income from continuing operations	216,174	138,744	77,430	109,405
(Loss) income from discontinued operations	(774)	26,943	(27,717)	15,841
Net income	215,400	165,687	49,713	125,246
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(19,186)	(63,975)	44,789	(15,882)
Operating Partnership	(10,198)	(4,704)	(5,494)	(5,287)
Net income attributable to Vornado	186,016	97,008	89,008	104,077
Interest and debt expense	115,073	179,520	(64,447)	114,675
Depreciation and amortization	163,245	173,443	(10,198)	156,450
Income tax benefit	(87,653)	(574)	(87,079)	(739)
EBITDA	$376,681	$449,397	$(72,716)	$374,463

Capitalized leasing and development payroll	$5,444	$4,038	$1,406	$4,941
Capitalized interest and debt expense	$11,702	$16,560	$(4,858)	$11,110

(1)

EBITDA represents "Earnings Before Interest, Taxes, Depreciation and Amortization." Management considers EBITDA a supplemental measure for making decisions and assessing the unlevered performance of its segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA, management utilizes this measure to make investment decisions as well as to compare the performance of its assets to that of its peers. EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

CONSOLIDATED NET INCOME / EBITDA
(unaudited and in thousands)
	Six Months Ended June 30,
	2015	2014	Inc (Dec)
Property rentals	$925,331	$894,514	$30,817
Straight-line rent adjustments	63,958	32,882	31,076
Amortization of acquired below-market leases, net	25,828	18,234	7,594
Total rentals	1,015,117	945,630	69,487
Tenant expense reimbursements	129,136	114,411	14,725
Fee and other income:
BMS cleaning fees	44,374	41,151	3,223
Management and leasing fees	8,466	11,593	(3,127)
Lease termination fees	6,640	8,122	(1,482)
Other income	19,357	15,885	3,472
Total revenues	1,223,090	1,136,792	86,298
Operating expenses	497,183	466,959	30,224
Depreciation and amortization	261,079	244,992	16,087
General and administrative	97,681	87,980	9,701
Acquisition and transaction related costs	6,042	2,352	3,690
Total expenses	861,985	802,283	59,702
Operating income	361,105	334,509	26,596
Loss from partially owned entities	(7,636)	(51,763)	44,127
Income from real estate investments	50,457	118,258	(67,801)
Interest and other investment income, net	16,458	21,246	(4,788)
Interest and debt expense	(183,766)	(200,225)	16,459
Net gain on disposition of wholly owned and partially owned assets	1,860	10,540	(8,680)
Income before income taxes	238,478	232,565	5,913
Income tax benefit (expense)	87,101	(4,131)	91,232
Income from continuing operations	325,579	228,434	97,145
Income from discontinued operations	15,067	35,409	(20,342)
Net income	340,646	263,843	76,803
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(35,068)	(75,554)	40,486
Operating Partnership	(15,485)	(8,564)	(6,921)
Net income attributable to Vornado	290,093	179,725	110,368
Interest and debt expense	229,748	350,472	(120,724)
Depreciation and amortization	319,695	369,782	(50,087)
Income tax (benefit) expense	(88,392)	19,257	(107,649)
EBITDA	$751,144	$919,236	$(168,092)

Capitalized leasing and development payroll	$10,385	$7,607	$2,778
Capitalized interest and debt expense	$22,812	$30,182	$(7,370)

EBITDA BY SEGMENT
(unaudited and in thousands)
	Three Months Ended June 30, 2015

	Total	New York		Washington, DC		Other
Property rentals	$466,803	$299,181		$107,362		$60,260
Straight-line rent adjustments	34,662	24,938		6,059		3,665
Amortization of acquired below-market leases, net	13,378	12,008		378		992
Total rentals	514,843	336,127		113,799		64,917
Tenant expense reimbursements	62,215	45,373		10,587		6,255
Fee and other income:
BMS cleaning fees	21,741	26,366		-		(4,625)
Management and leasing fees	4,274	1,690		2,761		(177)
Lease termination fees	2,893	2,277		125		491
Other income	10,322	2,429		7,584		309
Total revenues	616,288	414,262		134,856		67,170
Operating expenses	242,690	169,169		48,418		25,103
Depreciation and amortization	136,957	73,240		43,732		19,985
General and administrative	39,189	7,889		6,511		24,789
Acquisition and transaction related costs	4,061	-		-		4,061
Total expenses	422,897	250,298		98,661		73,938
Operating income (loss)	193,391	163,964		36,195		(6,768)
(Loss) income from partially owned entities	(5,231)	3,176		(1,805)		(6,602)
Income from real estate fund investments	26,368	-		-		26,368
Interest and other investment income, net	5,666	1,892		13		3,761
Interest and debt expense	(92,092)	(47,173)		(17,483)		(27,436)
Income (loss) before income taxes	128,102	121,859		16,920		(10,677)
Income tax benefit (expense)	88,072	(1,095)		(466)		89,633
Income from continuing operations	216,174	120,764		16,454		78,956
Loss from discontinued operations	(774)	-		-		(774)
Net income	215,400	120,764		16,454		78,182
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(19,186)	(2,552)		-		(16,634)
Operating Partnership	(10,198)	-		-		(10,198)
Net income attributable to Vornado	186,016	118,212		16,454		51,350
Interest and debt expense	115,073	61,057		20,891		33,125
Depreciation and amortization	163,245	95,567		47,803		19,875
Income tax (benefit) expense	(87,653)	1,152		486		(89,291)
EBITDA for the three months ended June 30, 2015	$376,681	$275,988		$85,634		$15,059

EBITDA for the three months ended June 30, 2014	$449,397	$251,329		$84,894		$113,174

EBITDA as adjusted for comparability - OP basis:
For the three months ended June 30, 2015	$400,191	$274,688	(1)	$85,634	(2)	$39,869	(3)
For the three months ended June 30, 2014	$394,312	$245,239	(1)	$84,894	(2)	$64,179	(3)

See notes on page 14.

EBITDA BY SEGMENT
(unaudited and in thousands)
	Six Months Ended June 30, 2015
	Total	New York		Washington, DC		Other
Property rentals	$925,331	$585,975		$214,728		$124,628
Straight-line rent adjustments	63,958	42,412		11,370		10,176
Amortization of acquired below-market leases, net	25,828	23,118		755		1,955
Total rentals	1,015,117	651,505		226,853		136,759
Tenant expense reimbursements	129,136	94,874		22,056		12,206
Fee and other income:
BMS cleaning fees	44,374	53,669		-		(9,295)
Management and leasing fees	8,466	3,134		5,847		(515)
Lease termination fees	6,640	5,799		254		587
Other income	19,357	4,794		13,814		749
Total revenues	1,223,090	813,775		268,824		140,491
Operating expenses	497,183	339,830		99,221		58,132
Depreciation and amortization	261,079	143,295		80,222		37,562
General and administrative	97,681	19,933		12,215		65,533
Acquisition and transaction related costs	6,042	-		-		6,042
Total expenses	861,985	503,058		191,658		167,269
Operating income (loss)	361,105	310,717		77,166		(26,778)
Loss from partially owned entities	(7,636)	(2,487)		(1,674)		(3,475)
Income from real estate fund investments	50,457	-		-		50,457
Interest and other investment income, net	16,458	3,754		26		12,678
Interest and debt expense	(183,766)	(92,524)		(35,643)		(55,599)
Net gain on disposition of wholly owned and partially owned assets	1,860	-		-		1,860
Income (loss) before income taxes	238,478	219,460		39,875		(20,857)
Income tax benefit (expense)	87,101	(2,038)		208		88,931
Income from continuing operations	325,579	217,422		40,083		68,074
Income from discontinued operations	15,067	-		-		15,067
Net income	340,646	217,422		40,083		83,141
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(35,068)	(4,058)		-		(31,010)
Operating Partnership	(15,485)	-		-		(15,485)
Net income attributable to Vornado	290,093	213,364		40,083		36,646
Interest and debt expense	229,748	119,724		42,403		67,621
Depreciation and amortization	319,695	189,691		88,555		41,449
Income tax (benefit) expense	(88,392)	2,154		(2,150)		(88,396)
EBITDA for the six months ended June 30, 2015	$751,144	$524,933		$168,891		$57,320

EBITDA for the six months ended June 30, 2014	$919,236	$485,127		$168,981		$265,128

EBITDA as adjusted for comparability - OP basis:
For the six months ended June 30, 2015	$758,790	$523,633	(1)	$168,891	(2)	$66,266	(3)
For the six months ended June 30, 2014	$736,042	$472,915	(1)	$168,981	(2)	$94,146	(3)

See notes on page 14.

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(1)	The elements of "New York" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended June 30,		Six Months Ended June 30,
		2015	2014	2015	2014
	Office (including BMS EBITDA of $6,593, $6,018, $12,274 and $11,545, respectively)	$169,440	$157,123	$328,799	$309,249
	Retail	86,151	67,567	167,456	133,393
	Alexander's	10,241	10,271	20,648	20,701
	Hotel Pennsylvania	8,856	10,278	6,730	9,572
	Total New York	$274,688	$245,239	$523,633	$472,915

(2)	The elements of "Washington, DC" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended June 30,		Six Months Ended June 30,
		2015	2014	2015	2014
	Office, excluding the Skyline Properties	$68,514	$67,057	$135,898	$134,314
	Skyline properties	6,984	7,073	13,039	13,572
	Total Office	75,498	74,130	148,937	147,886
	Residential	10,136	10,764	19,954	21,095
	Total Washington, DC	$85,634	$84,894	$168,891	$168,981

(3)	The elements of "Other" EBITDA as adjusted for comparability are summarized below.

		Three Months Ended June 30,		Six Months Ended June 30,
		2015	2014	2015	2014
	Our share of real estate fund investments:
	Income before net realized/unrealized gains	$1,533	$2,191	$4,285	$4,617
	Net realized/unrealized gains on investments	6,054	24,265	10,464	27,807
	Carried interest	2,909	11,874	6,297	13,205
	Total	10,496	38,330	21,046	45,629
	The Mart and trade shows	22,144	22,454	43,185	41,541
	555 California Street	12,831	11,506	25,232	23,572
	India real estate ventures	375	99	2,216	1,923
	Other investments	11,222	6,780	18,966	14,380
		57,068	79,169	110,645	127,045
	Corporate general and administrative expenses(a) (b)	(23,760)	(23,022)	(59,702)	(49,004)
	Investment income and other, net(a)	6,561	8,032	15,323	16,105
	Total Other	$39,869	$64,179	$66,266	$94,146

	(a)

The amounts in these captions (for this table only) exclude income/expense from the mark-to-market of our deferred compensation plan of $609 and $2,380 for the three months ended June 30, 2015 and 2014, respectively, and $2,250 and $6,780 for the six months ended June 30, 2015 and 2014, respectively.

	(b)

The six months ended June 30, 2015 includes $8,817 from the acceleration of the recognition of compensation expense related to 2013-2015 Out-Performance Plans due to the modification of the vesting criteria of awards such that they will fully vest at age 65. The accelerated expense will result in lower general and administrative expense for the remainder of 2015 of $1,734 and $6,217 thereafter.

EBITDA BY SEGMENT AND REGION
(unaudited)

The following tables set forth the percentages of EBITDA, by operating segment and by geographic region, excluding discontinued operations and other items that affect comparability.

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Segment
New York	76%	74%	76%	74%
Washington, DC	24%	26%	24%	26%
	100%	100%	100%	100%

Region
New York City metropolitan area	69%	67%	69%	67%
Washington, DC / Northern Virginia area	22%	24%	22%	24%
Chicago, IL	6%	6%	6%	6%
San Francisco, CA	3%	3%	3%	3%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	June 30, 2015	December 31, 2014	Increase (Decrease)
ASSETS
Real estate, at cost:
Land	$4,036,944	$3,861,913	$175,031
Buildings and improvements	12,188,912	11,705,749	483,163
Development costs and construction in progress	1,273,897	1,128,037	145,860
Leasehold improvements and equipment	129,930	126,659	3,271
Total	17,629,683	16,822,358	807,325
Less accumulated depreciation and amortization	(3,303,014)	(3,161,633)	(141,381)
Real estate, net	14,326,669	13,660,725	665,944
Cash and cash equivalents	516,337	1,198,477	(682,140)
Restricted cash	127,857	176,204	(48,347)
Marketable securities	159,991	206,323	(46,332)
Tenant and other receivables, net	115,049	109,998	5,051
Investments in partially owned entities	1,477,090	1,246,496	230,594
Real estate fund investments	565,976	513,973	52,003
Receivable arising from the straight-lining of rents, net	851,894	787,271	64,623
Deferred leasing and financing costs, net	528,179	475,158	53,021
Identified intangible assets, net	245,846	225,155	20,691
Assets related to discontinued operations	34,891	2,238,474	(2,203,583)
Other assets	636,128	410,066	226,062
Total assets	$19,585,907	$21,248,320	$(1,662,413)

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable	$8,562,314	$8,263,165	$299,149
Senior unsecured notes	847,463	1,347,159	(499,696)
Revolving credit facility debt	400,000	-	400,000
Accounts payable and accrued expenses	437,813	447,745	(9,932)
Deferred revenue	390,636	358,613	32,023
Deferred compensation plan	118,931	117,284	1,647
Liabilities related to discontinued operations	12,611	1,511,362	(1,498,751)
Other liabilities	417,935	375,830	42,105
Total liabilities	11,187,703	12,421,158	(1,233,455)
Redeemable noncontrolling interests	1,092,894	1,337,780	(244,886)
Vornado shareholders' equity	6,537,744	6,745,426	(207,682)
Noncontrolling interests in consolidated subsidiaries	767,566	743,956	23,610
Total liabilities, redeemable noncontrolling interests and equity	$19,585,907	$21,248,320	$(1,662,413)

CAPITAL STRUCTURE
(unaudited and in thousands, except per share and unit amounts)

			June 30, 2015
Debt:
Consolidated debt:
Mortgages payable			$8,562,314
Senior unsecured notes			847,463
$2.5 billion revolving credit facilities			400,000
			9,809,777
Pro rata share of non-consolidated debt in partially owned entities
(excluding $1,686,465 of Toys' debt)			2,655,913
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas and 555 California Street)			(473,556)
Total debt			11,992,134

	Shares/Units	Par Value
Perpetual Preferred:
5.00% Preferred Unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% Preferred Units (D-17) (177,100 units @ $25 per unit)			4,428
6.625% Series G Preferred Shares	8,000	$25.00	200,000
6.625% Series I Preferred Shares	10,800	25.00	270,000
6.875% Series J Preferred Shares	9,850	25.00	246,250
5.70% Series K Preferred Shares	12,000	25.00	300,000
5.40% Series L Preferred Shares	12,000	25.00	300,000
			1,321,678

		June 30, 2015
	Converted	Common
	Shares	Share Price
Equity:
Common shares	188,497	$94.93	17,894,020
Class A units	10,589	94.93	1,005,214
Convertible share equivalents:
Equity awards - unit equivalents	866	94.93	82,210
D-13 preferred units	492	94.93	46,706
G1-G4 units	86	94.93	8,164
Series A preferred shares	45	94.93	4,272
			19,040,586
Total Market Capitalization			$32,354,398

DEBT ANALYSIS
(unaudited and in thousands)
		As of June 30, 2015
	Total		Variable		Fixed
		Weighted		Weighted		Weighted
		Average		Average		Average
	Amount	Interest Rate	Amount	Interest Rate	Amount	Interest Rate
Consolidated debt	$9,809,777	3.73%	$2,612,436	2.02%	$7,197,341	4.34%
Pro rata share of non-consolidated debt:
Toys	1,686,465	7.76%	1,028,680	7.18%	657,785	8.67%
All other	2,655,913	5.15%	364,355	1.96%	2,291,558	5.66%
Total	14,152,155	4.47%	4,005,471	3.34%	10,146,684	4.92%
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas and 555 California Street)	(473,556)		(10,500)		(463,056)
Company's pro rata share of total debt	$13,678,599	4.49%	$3,994,971	3.34%	$9,683,628	4.96%

			Senior Unsecured Notes		Unencumbered EBITDA
			Due 2019	Due 2022		2Q 2015
Settlement Date			6/16/2014	12/7/2011		Annualized
Principal Amount			$ 450,000	$ 400,000	New York	$445,260
Issue Price			99.619%	99.546%	Washington, DC	174,696
Coupon			2.500%	5.000%	Other	34,668
Effective economic interest rate			2.581%	5.057%	Total	$654,624
Ratings:
Moody's			Baa2	Baa2
S&P			BBB	BBB
Fitch			BBB	BBB
Maturity Date / Put Date			6/30/2019	1/15/2022

Debt Covenant Ratios: (1)		Senior Unsecured Notes			Revolving Credit Facilities
		Actual
		Required	Due 2019	Due 2022	Required	Actual
Total Outstanding Debt / Total Assets (2)		Less than 65%	43%	43%	Less than 60%	31%
Secured Debt / Total Assets		Less than 50%	37%	37%	Less than 50%	26%
Interest Coverage Ratio (Annualized Combined
EBITDA to Annualized Interest Expense)		Greater than 1.50	3.26	3.26		N/A
Fixed Charge Coverage			N/A	N/A	Greater than 1.40	2.80
Unencumbered Assets / Unsecured Debt		Greater than 150%	752%	752%		N/A
Unsecured Debt / Cap Value of Unencumbered Assets			N/A	N/A	Less than 60%	11%
Unencumbered Coverage Ratio			N/A	N/A	Greater than 1.50	16.97

(1)

Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes and revolving credit facilities, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(2)		Total assets includes EBITDA capped at 7.5% under the senior unsecured notes and 6.0% under the revolving credit facilities.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2015	2016	2017	2018	2019	Thereafter	Total
888 Seventh Avenue	01/16		5.71%	$-	$318,554	$-	$-	$-	$-	$318,554
510 5th Avenue	01/16		5.60%	-	29,913	-	-	-	-	29,913
770 Broadway	03/16		5.65%	-	353,000	-	-	-	-	353,000
Bowen Building	06/16		6.14%	-	115,022	-	-	-	-	115,022
1730 M and 1150 17th Street	06/16	L+125	1.43%	-	43,581	-	-	-	-	43,581
The Mart	12/16		5.57%	-	550,000	-	-	-	-	550,000
350 Park Avenue	01/17		3.75%	-	-	292,124	-	-	-	292,124
100 West 33rd Street - office and retail	03/17	L+150	1.69%	-	-	325,000	-	-	-	325,000
2011 Crystal Drive	08/17		7.30%	-	-	76,960	-	-	-	76,960
220 20th Street	02/18		4.61%	-	-	-	70,676	-	-	70,676
828-850 Madison Avenue Retail Condominium	06/18		5.29%	-	-	-	80,000	-	-	80,000
$1.25 Billion unsecured revolving credit facility	06/18	L+115	0.00%	-	-	-	-	-	-	-
33-00 Northern Blvd	10/18		4.43%	-	-	-	62,000	-	-	62,000
220 Central Park South	01/19	L+275	2.94%	-	-	-	-	600,000	-	600,000
Senior unsecured notes due 2019	06/19		2.50%	-	-	-	-	448,628	-	448,628
435 Seventh Avenue - retail	08/19	L+225	2.44%	-	-	-	-	98,000	-	98,000
$1.25 Billion unsecured revolving credit facility	11/19	L+105	1.24%	-	-	-	-	400,000	-	400,000
4 Union Square South - retail	11/19	L+215	2.33%	-	-	-	-	118,951	-	118,951
2200 / 2300 Clarendon Boulevard (Courthouse Plaza)	05/20	L+160	1.79%	-	-	-	-	-	33,750	33,750
150 West 34th Street	06/20	L+225	2.44%	-	-	-	-	-	205,000	205,000
Eleven Penn Plaza	12/20		3.95%	-	-	-	-	-	450,000	450,000
Borgata Land	02/21		5.14%	-	-	-	-	-	58,002	58,002
909 Third Avenue	05/21		3.91%	-	-	-	-	-	350,000	350,000
West End 25	06/21		4.88%	-	-	-	-	-	101,671	101,671
Universal Buildings	08/21	L+190	2.08%	-	-	-	-	-	185,000	185,000
555 California Street	09/21		5.10%	-	-	-	-	-	593,521	593,521
655 Fifth Avenue	10/21	L+140	1.57%	-	-	-	-	-	140,000	140,000
Two Penn Plaza	12/21	(2)	3.98%	-	-	-	-	-	575,000	575,000
Senior unsecured notes due 2022	01/22		5.00%	-	-	-	-	-	398,835	398,835
Skyline Properties	02/22		2.97%	-	-	-	-	-	678,000	678,000
1290 Avenue of the Americas	11/22		3.34%	-	-	-	-	-	950,000	950,000
2121 Crystal Drive	03/23		5.51%	-	-	-	-	-	145,299	145,299
666 Fifth Avenue Retail Condominium	03/23		3.61%	-	-	-	-	-	390,000	390,000
2101 L Street	08/24		3.97%	-	-	-	-	-	147,577	147,577

See notes on the following page.

DEBT MATURITIES
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2015	2016	2017	2018	2019	Thereafter	Total
1215 Clark Street, 200 12th Street &
251 18th Street	01/25		7.94%	$-	$-	$-	$-	$-	$96,300	$96,300
River House Apartments	04/25	L+128	1.46%	-	-	-	-	-	307,710	307,710
Other properties	Various		2.97%	-	-	-	-	-	19,825	19,825
Purchase accounting valuation adjustments	Various			-	-	-	(126)	-	2,004	1,878

Total				$-	$1,410,070	$694,084	$212,550	$1,665,579	$5,827,494	$9,809,777

Weighted average rate				0.00%	5.54%	3.18%	4.83%	2.34%	3.71%	3.73%

Fixed rate debt				$-	$1,366,489	$369,084	$212,550	$448,628	$4,800,590	$7,197,341
Fixed weighted average rate expiring				0.00%	5.67%	4.49%	4.83%	2.50%	4.10%	4.34%

Floating rate debt				$-	$43,581	$325,000	$-	$1,216,951	$1,026,904	$2,612,436
Floating weighted average rate expiring				0.00%	1.43%	1.69%	0.00%	2.28%	1.85%	2.02%

(1)				Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)

Pursuant to an existing swap agreement, $420,000 of the loan bears interest at a fixed rate of 4.78% through March 2018, and the balance of $155,000 floats through March 2018. The entire $575,000 will float thereafter for the duration of the loan.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
			As of June 30, 2015
				Debt
		Percentage	Company's	Company's
	Asset	Ownership at	Carrying	Pro rata	100% of
Joint Venture Name	Category	June 30, 2015	Amount	Share	Joint Venture
PREIT Associates	REIT	8.1%	$143,031	$150,832	$1,869,049

Alexander's, Inc.	Office/Retail	32.4%	130,639	334,113	1,031,213

India real estate ventures	Office/Land	4.1% to 36.5%	50,542	47,803	191,213

Urban Edge	REIT	5.4%	25,610	68,337	1,253,889

Toys	Retailer	32.5%	-	1,686,465	5,189,125

Partially owned office buildings:
280 Park Avenue	Office	50.0%	319,443	363,281	726,563
One Park Avenue	Office	55.0%	139,845	139,436	253,519
650 Madison Avenue	Office/Retail	20.1%	119,543	161,024	800,000
510 West 22nd Street	Office	55.0%	75,281	19,305	35,100
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	51,638	16,881	33,488
666 Fifth Avenue Office Condominium	Office	49.5%	45,648	619,278	1,251,067
West 57th Street properties	Office	50.0%	40,942	10,000	20,000
330 Madison Avenue	Office	25.0%	30,938	37,500	150,000
Warner Building	Office	55.0%	19,532	160,985	292,700
Fairfax Square	Office	20.0%	5,869	18,000	90,000
1101 17th Street	Office	55.0%	(3,355)	17,050	31,000
825 Seventh Avenue	Office	50.0%	810	10,250	20,500
Other partially owned office buildings	Office	Various	13,410	17,465	50,150

Other investments:
Independence Plaza	Residential	50.1%	146,698	275,550	550,000
Monmouth Mall	Retail	50.0%	5,778	76,905	153,810
Other investments	Various	Various	115,248	111,918	748,468
			$1,477,090	$4,342,378	$14,740,854

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage	Our Share of Net (Loss) Income for the		Our Share of EBITDA for the
	Ownership at	Three Months Ended June 30,		Three Months Ended June 30,
	June 30, 2015	2015	2014	2015	2014
Joint Venture Name
New York:
666 Fifth Avenue Office Condominium	49.5%	$(9,320)	$1,934	$6,866	$7,646
Alexander's, Inc.	32.4%	5,447	5,272	10,241	10,271
650 Madison Avenue	20.1%	4,517	(556)	8,557	3,276
330 Madison Avenue	25.0%	1,554	1,674	2,557	2,400
Independence Plaza	50.1%	(1,042)	239	5,267	6,298
One Park Avenue	55.0%	839	181	3,500	2,079
825 Seventh Avenue	50.0%	712	5,201	857	862
280 Park Avenue (partially under development)	50.0%	339	357	7,090	5,959
West 57th Street properties (partially under development)	50.0%	(97)	(4,978)	167	373
Other	Various	227	(328)	1,136	676
		3,176	8,996	46,238	39,840

Washington, DC:
Warner Building	55.0%	(1,818)	(1,462)	1,986	2,264
Rosslyn Plaza	43.7% to 50.4%	(778)	(1,499)	1,172	823
1101 17th Street	55.0%	460	278	845	604
Fairfax Square	20.0%	(32)	83	420	649
Other	Various	363	352	1,271	1,292
		(1,805)	(2,248)	5,694	5,632

Other:
India real estate ventures	4.1% to 36.5%	(16,567)	(2,041)	(14,431)	99
Green Courte	8.3%	4,516	-	5,088	528
Alexander's corporate fee income	32.4%	1,876	1,622	1,876	1,622
Urban Edge	5.4%	904	-	2,246	-
Toys	32.5%	500	(57,591)	500	5,189
Monmouth Mall	50.0%	391	319	2,278	2,191
Other	Various	1,778	(2,799)	6,516	4,750
		(6,602)	(60,490)	4,073	14,379

		$(5,231)	$(53,742)	$56,005	$59,851

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

Percentage	Our Share of Net (Loss) Income for the	Our Share of EBITDA for the
Ownership at	Six Months Ended June 30,	Six Months Ended June 30,
June 30, 2015	2015	2014	2015	2014
Joint Venture Name
New York:
666 Fifth Avenue Office Condominium	49.5%	$(17,894)	$3,939	$12,652	$15,041
Alexander's, Inc.	32.4%	11,041	10,031	20,648	20,701
650 Madison Avenue	20.1%	3,973	(2,646)	11,526	6,193
Independence Plaza	50.1%	(3,091)	(1,825)	9,925	10,634
330 Madison Avenue	25.0%	3,018	3,019	5,079	4,667
West 57th Street properties (partially under development)	50.0%	(2,316)	(7,577)	251	863
825 Seventh Avenue	50.0%	1,419	5,676	1,690	1,630
One Park Avenue	55.0%	1,412	279	8,370	3,949
280 Park Avenue (partially under development)	50.0%	(227)	306	12,679	11,221
Other	Various	178	(640)	2,177	1,356
(2,487)	10,562	84,997	76,255

Washington, DC:
Warner Building	55.0%	(3,689)	(2,948)	4,201	4,523
1101 17th Street	55.0%	2,777	564	1,560	1,201
Rosslyn Plaza	43.7% to 50.4%	(1,515)	(2,071)	2,252	2,479
Fairfax Square	20.0%	(16)	116	880	1,247
Other	Various	769	825	2,584	2,667
(1,674)	(3,514)	11,477	12,117

Other:
India real estate ventures	4.1% to 36.5%	(16,676)	(2,178)	(12,590)	1,923
Green Courte	8.3%	4,516	-	5,088	1,068
Alexander's corporate fee income	32.4%	3,973	3,248	3,973	3,248
Toys	32.5%	1,954	(55,744)	1,954	90,586
Urban Edge	5.4%	1,488	-	2,830	-
Monmouth Mall	50.0%	709	836	4,517	4,582
Other	Various	561	(4,973)	12,717	10,531
(3,475)	(58,811)	18,489	111,938

$(7,636)	$(51,763)	$114,963	$200,310

SQUARE FOOTAGE in service
(unaudited and square feet in thousands)
		Owned by Company
	Total
	Portfolio	Total	Office	Retail	Showroom	Other
Segment:
New York:
Office	20,928	17,555	17,372	-	183	-
Retail	2,538	2,347	-	2,347	-	-
Alexander's (32.4% interest)	2,178	706	287	419	-	-
Hotel Pennsylvania	1,400	1,400	-	-	-	1,400
Residential (1,654 units)	1,521	761	-	-	-	761
	28,565	22,769	17,659	2,766	183	2,161

Washington, DC:
Office, excluding the Skyline Properties	13,431	11,059	10,270	789	-	-
Skyline Properties	2,646	2,646	2,597	49	-	-
Total Office	16,077	13,705	12,867	838	-	-
Residential (2,414 units)	2,597	2,455	-	-	-	2,455
Other	384	384	-	9	-	375
	19,058	16,544	12,867	847	-	2,830

Other:
The Mart	3,578	3,569	1,667	99	1,803	-
555 California Street (70% interest)	1,802	1,261	1,168	93	-	-
85 Tenth Avenue (49.9% effective interest)	612	305	286	19	-	-
Other Properties	2,171	1,210	-	1,210	-	-
	8,163	6,345	3,121	1,421	1,803	-

Total square feet at June 30, 2015	55,786	45,658	33,647	5,034	1,986	4,991

Total square feet at March 31, 2015	55,492	45,401	33,475	4,960	1,975	4,991

			Number of	Number of
Parking Garages (not included above):		Square Feet	Garages	Spaces
New York		1,702	11	4,980
Washington, DC		8,928	56	29,628
The Mart		558	4	1,664
555 California Street		168	1	453
Total at June 30, 2015		11,356	72	36,725

TOP 30 TENANTS
(unaudited)

		2015
		Annualized	% of 2015
	Square	Revenues	Annualized
Tenants	Footage	(in thousands)	Revenues
U.S. Government	4,612,338	$162,823	6.6%
IPG and affiliates	829,325	47,198	1.9%
Bank of America	642,570	41,350	1.7%
AXA Equitable Life Insurance	480,920	40,933	1.7%
Macy's	665,433	35,641	1.4%
Amazon.com	470,143	32,157	1.3%
Neuberger Berman Group LLC	411,894	31,041	1.3%
Forever 21	167,106	28,348	1.1%
J. Crew	389,968	27,528	1.1%
McGraw-Hill Companies, Inc.	479,557	27,505	1.1%
Ziff Brothers Investments, Inc.	287,030	26,931	1.1%
New York Stock Exchange	381,425	25,178	1.0%
Madison Square Garden	393,299	24,683	1.0%
Topshop	94,349	21,159	0.9%
Fast Retailing (Uniqlo)	90,732	20,510	0.8%
Motorola Mobility (guaranteed by Google)	607,872	20,440	0.8%
AOL	233,264	19,670	0.8%
AMC Networks, Inc.	283,745	18,842	0.8%
Hollister	21,741	17,566	0.7%
JCPenney	154,038	17,052	0.7%
Bryan Cave LLP	213,946	16,117	0.7%
Family Health International	340,605	15,738	0.6%
Cushman & Wakefield	166,287	15,077	0.6%
Lockheed Martin	328,919	14,783	0.6%
New York & Co	197,154	12,930	0.5%
Sears Holding Company (Kmart Corporation and Sears Corporation)	286,705	12,184	0.5%
Information Builders, Inc.	243,486	12,100	0.5%
Hennes & Mauritz	42,769	11,500	0.5%
Fitzpatrick Cella Harper	130,424	11,444	0.5%
Alston & Bird LLP	148,705	11,281	0.5%

LEASE EXPIRATIONS
NEW YORK SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	43,000	$2,308,000	$53.67	0.2%

	Third Quarter 2015	154,000	11,055,000	71.79	1.0%
	Fourth Quarter 2015	134,000	9,194,000	68.61	0.9%
	Total 2015	288,000	20,249,000	70.31	1.9%
	First Quarter 2016	162,000	8,916,000	55.04	0.8%
	Second Quarter 2016	547,000	34,675,000	63.39	3.3%
	Remaining 2016	563,000	38,265,000	67.97	3.6%
	2017	994,000	57,380,000	57.73	5.4%
	2018	1,041,000	78,492,000	75.40	7.4%
	2019	953,000	64,984,000	68.19	6.2%
	2020	1,545,000	90,732,000	58.73	8.6%
	2021	1,045,000	68,050,000	65.12	6.4%
	2022	510,000	29,647,000	58.13	2.8%
	2023	1,613,000	112,588,000	69.80	10.7%
	2024	1,214,000	90,161,000	74.27	8.5%

Retail:	Month to Month	12,000	$1,431,000	$119.25	0.4%

	Third Quarter 2015	36,000	3,403,000	94.53	1.0%
	Fourth Quarter 2015	12,000	1,658,000	138.17	0.5%
	Total 2015	48,000	5,061,000	105.44	1.4%
	First Quarter 2016	54,000	12,593,000	233.20	3.6%
	Second Quarter 2016	7,000	3,154,000	450.57	0.9%
	Remaining 2016	32,000	9,844,000	307.63	2.8%
	2017	15,000	3,348,000	223.20	0.9%
	2018	158,000	38,254,000	242.11	10.9%
	2019	183,000	31,462,000	171.92	8.9%
	2020	63,000	9,823,000	155.92	2.8%
	2021	38,000	7,437,000	195.71	2.1%
	2022	34,000	4,088,000	120.24	1.2%
	2023	81,000	18,863,000	232.88	5.4%
	2024	171,000	57,300,000	335.09	16.3%

LEASE EXPIRATIONS
WASHINGTON, DC SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	225,000	$7,076,000	$31.49	1.6%

	Third Quarter 2015	299,000	12,216,000	40.82	2.7%
	Fourth Quarter 2015	647,000	25,459,000	39.36	5.6%
	Total 2015	946,000	37,675,000	39.82	8.3%
	First Quarter 2016	592,000	23,361,000	39.46	5.2%
	Second Quarter 2016	229,000	11,077,000	48.43	2.4%
	Remaining 2016	449,000	21,903,000	48.81	4.8%
	2017	624,000	25,793,000	41.31	5.7%
	2018	1,007,000	44,828,000	44.52	9.9%
	2019	1,530,000	64,734,000	42.31	14.3%
	2020	906,000	42,975,000	47.43	9.5%
	2021	618,000	28,023,000	45.31	6.2%
	2022	994,000	43,522,000	43.77	9.6%
	2023	178,000	8,332,000	46.77	1.8%
	2024	437,000	17,320,000	39.65	3.8%

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)	New York		Washington, DC
	Office	Street Retail	Office
Quarter Ended June 30, 2015
Total square feet leased	605	36	411
Our share of square feet leased:	494	27	391
Initial rent (1)	$82.21	$1,381.81	$40.50
Weighted average lease term (years)	11.0	12.9	8.3
Second generation relet space:
Square feet	257	24	202
Cash basis:
Initial rent (1)	$89.39	$1,297.54	$40.79
Prior escalated rent	$80.63	$376.12	$43.64
Percentage increase (decrease)	10.9%	245.0%	(6.5%)
GAAP basis:
Straight-line rent (2)	$87.28	$1,642.75	$38.98
Prior straight-line rent	$72.87	$993.62	$40.71
Percentage increase (decrease)	19.8%	65.3%	(4.2%)
Tenant improvements and leasing commissions:
Per square foot	$84.56	$714.48	$41.66
Per square foot per annum	$7.69	$55.39	$5.02
Percentage of initial rent	9.4%	4.0%	12.4%

Six Months Ended June 30, 2015
Total square feet leased	1,158	43	1,165
Our share of square feet leased:	911	34	1,087
Initial rent (1)	$80.21	$1,169.82	$37.01
Weighted average lease term (years)	10.0	12.7	10.1
Second generation relet space:
Square feet	520	27	707
Cash basis:
Initial rent (1)	$81.94	$1,173.47	$35.44	(3)
Prior escalated rent	$72.10	$361.48	$41.32	(3)
Percentage increase (decrease)	13.6%	224.6%	(14.2%)	(3)
GAAP basis:
Straight-line rent (2)	$79.11	$1,479.21	$33.37	(3)
Prior straight-line rent	$66.44	$899.84	$38.43	(3)
Percentage increase (decrease)	19.1%	64.4%	(13.2%)	(3)
Tenant improvements and leasing commissions:
Per square foot	$80.06	$627.55	$69.01
Per square foot per annum	$8.01	$49.41	$6.83
Percentage of initial rent	10.0%	4.2%	18.5%

See notes on the following page.

LEASING ACTIVITY
(unaudited)

(square feet in thousands)	New York		Washington, DC
	Office	Retail	Office
Year Ended December 31, 2014
Total square feet leased	3,973	119	1,817
Our share of square feet leased:	3,416	114	1,674
Initial rent (1)	$66.78	$327.38	$38.57
Weighted average lease term (years)	11.3	11.2	8.2
Second generation relet space:
Square feet	2,550	92	1,121
Cash basis:
Initial rent (1)	$68.18	$289.74	$38.57
Prior escalated rent	$60.50	$206.62	$41.37
Percentage increase (decrease)	12.7%	40.2%	(6.8%)
GAAP basis:
Straight-line rent (2)	$67.44	$331.33	$36.97
Prior straight-line rent	$56.76	$204.15	$38.25
Percentage increase (decrease)	18.8%	62.3%	(3.3%)
Tenant improvements and leasing commissions:
Per square foot	$75.89	$110.60	$46.77
Per square foot per annum	$6.72	$9.88	$5.70
Percentage of initial rent	10.1%	3.0%	14.8%

(1)

Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

(3)

Excluding 371 square feet of leasing activity with the U.S. Marshals Service (of which 293 square feet are second generation relet space), the initial rent and prior escalated rent on a cash basis was $37.88 and $39.35 per square foot, respectively (3.7% decrease), and the initial rent and prior escalated rent on a GAAP basis was $34.33 and $35.77 per square foot, respectively (3.7% decrease).

OCCUPANCY, SAME STORE EBITDA AND RESIDENTIAL STATISTICS
(unaudited)

Occupancy and Same Store EBITDA:
				New York	Washington, DC (1)
Occupancy rate at:
	June 30, 2015			96.5%	85.0%
	March 31, 2015			97.3%	84.2%
	December 31, 2014			96.9%	83.8%
	June 30, 2014			97.0%	83.5%

Same store EBITDA % increase:
	Three months ended June 30, 2015 vs. June 30, 2014			1.5% (2)	0.8%
	Six months ended June 30, 2015 vs. June 30, 2014			2.3% (3)	0.4%
	Three months ended June 30, 2015 vs. March 31, 2015			4.6% (4)	1.9%

Cash basis same store EBITDA % increase (decrease):
	Three months ended June 30, 2015 vs. June 30, 2014			2.4% (2)	(3.3%)
	Six months ended June 30, 2015 vs. June 30, 2014			3.9% (3)	(4.3%)
	Three months ended June 30, 2015 vs. March 31, 2015			3.1% (4)	1.8%

(1)	The total office occupancy rates for the Washington, DC segment were as follows:

	June 30, 2015	82.7%
	March 31, 2015	81.5%
	December 31, 2014	80.9%
	June 30, 2014	80.5%

(2)	Excluding Hotel Pennsylvania, same store EBITDA increased by 2.2% and by 3.2% on a cash basis.

(3)	Excluding Hotel Pennsylvania, same store EBITDA increased by 3.0% and by 4.7% on a cash basis.

(4)	Excluding Hotel Pennsylvania, same store EBITDA increased by 0.1% and decreased by 2.0% on a cash basis.

Residential Statistics:
				Average Monthly
		Number of Units	Occupancy Rate	Rent Per Unit
	New York:
	June 30, 2015	1,654	96.1%	$3,289
	March 31, 2015	1,654	96.1%	$3,251
	December 31, 2014	1,654	95.7%	$3,163
	June 30, 2014	1,655	97.1%	$3,060

	Washington, DC:
	June 30, 2015	2,414	95.4%	$2,107
	March 31, 2015	2,414	97.1%	$2,060
	December 31, 2014	2,414	97.4%	$2,078
	June 30, 2014	2,414	98.0%	$2,122

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

CONSOLIDATED
(unaudited and in thousands)
	Six Months Ended	Year Ended December 31,
	June 30, 2015	2014	2013
Capital expenditures (accrual basis):
Expenditures to maintain assets	$46,080	$107,728	$73,130
Tenant improvements	62,363	205,037	120,139
Leasing commissions	15,610	79,636	51,476
Non-recurring capital expenditures	90,592	122,330	49,441
Total capital expenditures and leasing commissions (accrual basis)	214,645	514,731	294,186
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	77,839	140,490	155,035
Expenditures to be made in future periods for the current period	(122,715)	(313,746)	(150,067)
Total capital expenditures and leasing commissions (cash basis)	$169,769	$341,475	$299,154

Our share of square feet leased	2,032	5,204	3,537
Tenant improvements and leasing commissions per square foot per annum	$8.25	$6.53	$5.55
Percentage of initial rent	11.0%	10.3%	9.3%

Development and redevelopment expenditures:
220 Central Park South	$57,554	$78,059	$243,687
The Bartlett	41,889	38,163	6,289
330 West 34th Street	18,324	41,592	6,832
Marriott Marquis Times Square - retail and signage	15,294	112,390	40,356
Springfield Town Center	14,478	127,467	68,716
90 Park Avenue	12,868	8,910	-
Wayne Towne Center	10,959	19,740	4,927
2221 South Clark Street	6,939	3,481	283
251 18th Street	3,891	4,866	1,430
Penn Plaza	2,011	4,009	731
608 Fifth Avenue	1,811	20,377	3,492
7 West 34th Street	1,533	11,555	-
Other	13,419	73,578	92,674
	$200,970	$544,187	$469,417

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

NEW YORK SEGMENT
(unaudited and in thousands)
	Six Months Ended	Year Ended December 31,
	June 30, 2015	2014	2013
Capital expenditures (accrual basis):
Expenditures to maintain assets	$25,985	$48,518	$34,553
Tenant improvements	19,798	143,007	87,275
Leasing commissions	10,144	66,369	39,348
Non-recurring capital expenditures	63,633	64,423	11,579
Total capital expenditures and leasing commissions (accrual basis)	119,560	322,317	172,755
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	41,085	67,577	56,345
Expenditures to be made in future periods for the current period	(60,309)	(205,258)	(91,107)
Total capital expenditures and leasing commissions (cash basis)	$100,336	$184,636	$137,993

Our share of square feet leased	945	3,530	2,145
Tenant improvements and leasing commissions per square foot per annum	$9.88	$6.82	$5.89
Percentage of initial rent	8.3%	9.1%	8.1%

Development and redevelopment expenditures:
330 West 34th Street	$18,324	$41,592	$6,832
Marriott Marquis Times Square - retail and signage	15,294	112,390	40,356
90 Park Avenue	12,868	8,910	-
Penn Plaza	2,011	4,009	731
608 Fifth Avenue	1,811	20,377	3,492
7 West 34th Street	1,533	11,555	-
Other	2,504	14,973	34,574
	$54,345	$213,806	$85,985

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

WASHINGTON, DC SEGMENT
(unaudited and in thousands)
	Six Months Ended	Year Ended December 31,
	June 30, 2015	2014	2013
Capital expenditures (accrual basis):
Expenditures to maintain assets	$6,009	$23,425	$22,165
Tenant improvements	36,913	37,842	6,976
Leasing commissions	4,677	5,857	4,389
Non-recurring capital expenditures	26,638	37,798	37,342
Total capital expenditures and leasing commissions (accrual basis)	74,237	104,922	70,872
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	20,826	45,084	26,075
Expenditures to be made in future periods for the current period	(58,408)	(63,283)	(36,702)
Total capital expenditures and leasing commissions (cash basis)	$36,655	$86,723	$60,245

Our share of square feet leased	1,087	1,674	1,392
Tenant improvements and leasing commissions per square foot per annum	$6.83	$5.70	$4.75
Percentage of initial rent	18.5%	14.8%	11.9%

Development and redevelopment expenditures:
The Bartlett	$41,889	$38,163	$6,289
2221 South Clark Street	6,939	3,481	283
251 18th Street	3,891	4,866	1,430
Other	10,628	37,135	33,699
	$63,347	$83,645	$41,701

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

OTHER
(unaudited and in thousands)
	Six Months Ended	Year Ended December 31,
	June 30, 2015	2014	2013
Capital expenditures (accrual basis):
Expenditures to maintain assets	$14,086	$35,785	$16,412
Tenant improvements	5,652	24,188	25,888
Leasing commissions	789	7,410	7,739
Non-recurring capital expenditures	321	20,109	520
Total capital expenditures and leasing commissions (accrual basis)	20,848	87,492	50,559
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	15,928	27,829	72,615
Expenditures to be made in future periods for the current period	(3,998)	(45,205)	(22,258)
Total capital expenditures and leasing commissions (cash basis)	$32,778	$70,116	$100,916

Development and redevelopment expenditures:
220 Central Park South	$57,554	$78,059	$243,687
Springfield Town Center	14,478	127,467	68,716
Wayne Towne Center	10,959	19,740	4,927
Other	287	21,470	24,401
	$83,278	$246,736	$341,731

DEVELOPMENT COSTS AND CONSTRUCTION IN PROGRESS
(unaudited and in thousands, except square feet)
	Zoning Square Feet
		At June 30, 2015
Development Projects		Total	Development Costs Expended	Land and Acquisition Costs
New York:
220 Central Park South - Residential Condominiums	472,000	$672,496	$176,106	$496,390
1535 Broadway - Marriott Marquis - Retail	109,000	219,386	82,474	136,912
Other		109,025	109,025	-
Total New York		1,000,907	367,605	633,302

Washington, DC:
The Bartlett - Rental Residential / Retail	618,000	144,920	103,620	41,300
Other		122,432	122,432	-
Total Washington, DC		267,352	226,052	41,300

Other Projects		5,638	5,638	-

Total Amount on the Balance Sheet		$1,273,897	$599,295	$674,602

	Zoning Square Feet	Total

Undeveloped Land

Washington, DC:
1900 Crystal Drive	712,000	$35,658
Metropolitan Park 6,7 & 8 - Rental Residential (1,403 Units) / Retail	1,144,000	84,669
PenPlace - Office / Hotel (300 Units)	1,381,000	71,227
223 23rd Street - Office / Rental Residential (353 Units)	937,000	16,230
Square 649	675,000	19,823
Total		$227,607

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, MWB Leasing, Parsons Brinkerhoff, Symantec Corporation,
(ground leased through 2098)								United Health Care, United States Customs Department,
-Office	100.0%	97.5%	$58.50	2,251,000	2,251,000	-		URS Corporation Group Consulting, Lion Resources
-Retail	100.0%	99.0%	120.57	270,000	270,000	-		Bank of America, Kmart Corporation
	100.0%	97.6%	65.15	2,521,000	2,521,000	-	$-

Two Penn Plaza								EMC, Forest Electric, Information Builders, Inc.,
-Office	100.0%	99.9%	54.34	1,579,000	1,579,000	-		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	38.3%	191.30	50,000	50,000	-		Chase Manhattan Bank
	100.0%	98.0%	58.54	1,629,000	1,629,000	-

Eleven Penn Plaza
-Office	100.0%	99.6%	58.18	1,133,000	1,133,000	-		Macy's, Madison Square Garden, AMC Networks, Inc.
-Retail	100.0%	86.0%	177.36	18,000	18,000	-		PNC Bank National Association
	100.0%	99.3%	60.04	1,151,000	1,151,000	-	450,000

100 West 33rd Street
-Office	100.0%	99.5%	55.35	851,000	851,000	-	223,242	IPG and affiliates, Rocket Fuel

Manhattan Mall
-Retail	100.0%	87.9%	135.30	256,000	256,000	-	101,758	JCPenney, Aeropostale, Express

330 West 34th Street
(ground leased through 2148 -
34.8% ownership interest in the land)								New York & Co.,
-Office	100.0%	100.0%	57.92	705,000	520,000	185,000		Deutsch, Inc., Yodle, Inc., Footlocker (lease not yet commenced)
-Retail	100.0%	-	-	13,000	-	13,000
	100.0%	100.0%	57.92	718,000	520,000	198,000	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	268.88	43,000	43,000	-	98,000	Hennes & Mauritz

7 West 34th Street
-Office	100.0%	100.0%	62.80	456,000	456,000	-		Amazon
-Retail	100.0%	100.0%	306.71	21,000	21,000	-		Mango NY Inc., Amazon (lease not yet commenced)
	100.0%	100.0%	73.54	477,000	477,000	-	-

484 Eighth Avenue
-Retail	100.0%	-	-	16,000		16,000	-

431 Seventh Avenue
-Retail	100.0%	100.0%	244.62	10,000	10,000	-	-

488 Eighth Avenue
-Retail	100.0%	100.0%	73.20	6,000	6,000	-	-

267 West 34th Street
-Retail	100.0%	100.0%	165.31	6,000	6,000	-	-

150 West 34th Street
-Retail	100.0%	100.0%	68.08	78,000	78,000	-	205,000	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted		Square Feet
			Average				Under Development
	%	%	Annual Rent		Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)		Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Penn Plaza (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$66.40		3,000	3,000	-	$-

138-142 West 32nd Street
-Retail	100.0%	83.8%	106.00		5,000	5,000	-	-

Total Penn Plaza					7,770,000	7,556,000	214,000	1,128,150

Midtown East:
909 Third Avenue									IPG and affiliates, Forest Laboratories, Geller & Company,
(ground leased through 2063)									Morrison Cohen LLP, Robeco USA Inc.,
-Office	100.0%	100.0%	58.23	(2)	1,343,000	1,343,000	-	350,000	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street									Castle Harlan, Tournesol Realty LLC. (Peter Marino),
-Office	100.0%	98.2%	67.25		541,000	541,000	-		Various showroom tenants
-Retail	100.0%	100.0%	171.69		2,000	2,000	-
	100.0%	98.2%	67.63		543,000	543,000	-	-

715 Lexington
-Retail	100.0%	100.0%	252.72		23,000	23,000	-	-	New York & Company, Zales

966 Third Avenue
-Retail	100.0%	100.0%	88.30		7,000	7,000	-	-	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	246.47		6,000	6,000	-	-	Capital One Financial Corporation

Total Midtown East					1,922,000	1,922,000	-	350,000

Midtown West:
888 Seventh Avenue									Soros Fund, TPG-Axon Capital, Lone Star US Acquisitions LLC,
(ground leased through 2067)									Pershing Square Capital Management,
-Office	100.0%	93.4%	88.34		866,000	866,000	-		Vornado Executive Headquarters
-Retail	100.0%	100.0%	203.17		15,000	15,000	-		Redeye Grill L.P.
	100.0%	93.5%	90.30		881,000	881,000	-	318,554

57th Street - 5 buildings
-Office	50.0%	99.2%	54.96		133,000	81,000	52,000		Various
-Retail	50.0%	100.0%	121.09		22,000	22,000	-
	50.0%	99.3%	64.34		155,000	103,000	52,000	20,000

825 Seventh Avenue
-Office	50.0%	100.0%	74.64		165,000	165,000	-		Young & Rubicam
-Retail	100.0%	100.0%	261.97		4,000	4,000	-		Lindy's
		100.0%	79.07		169,000	169,000	-	20,500

Total Midtown West					1,205,000	1,153,000	52,000	359,054

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Park Avenue:
280 Park Avenue								Cohen & Steers Inc., GIC Inc,
								Franklin Templeton Co. LLC (lease not commenced),
-Office	50.0%	100.0%	$96.69	1,226,000	1,066,000	160,000		New Advisory L.P., Investcorp International Inc.
-Retail	50.0%	100.0%	218.22	31,000	7,000	24,000		Scottrade Inc., Starbucks
	50.0%	100.0%	99.69	1,257,000	1,073,000	184,000	$726,563

350 Park Avenue								Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	100.0%	92.56	553,000	553,000	-		MFA Financial Inc., M&T Bank
-Retail	100.0%	100.0%	205.57	17,000	17,000	-		Fidelity Investment, AT&T Wireless, Valley National Bank
	100.0%	100.0%	95.93	570,000	570,000	-	292,124

Total Park Avenue				1,827,000	1,643,000	184,000	1,018,687

Grand Central:
90 Park Avenue								Alston & Bird, Amster, Rothstein & Ebenstein,
-Office	100.0%	81.5%	64.78	920,000	920,000	-		Capital One, Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	100.0%	116.00	25,000	25,000	-		Citibank
		82.0%	66.13	945,000	945,000	-	-

330 Madison Avenue								Guggenheim Partners LLC, HSBC Bank AFS,
								Jones Lang LaSalle Inc., Wells Fargo,
-Office	25.0%	98.2%	69.88	809,000	809,000	-		American Century (lease not yet commenced)
-Retail	25.0%	100.0%	283.46	33,000	33,000	-		Ann Taylor Retail Inc., Citibank
	25.0%	98.3%	78.25	842,000	842,000	-	150,000

510 Fifth Avenue
-Retail	100.0%	90.6%	148.39	65,000	65,000	-	29,913	Joe Fresh

Total Grand Central				1,852,000	1,852,000	-	179,913

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average				Under Development
	%	%	Annual Rent	Total			or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property		In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%	92.5%	$86.82	264,000		264,000	-		Stifel Financial Corp., GCA Savvian Inc
-Retail	100.0%	100.0%	187.38	63,000		63,000	-		Citibank, Forever 21
	100.0%	93.9%	106.20	327,000		327,000	-	$-

666 Fifth Avenue									Fulbright & Jaworski, Colliers International NY LLC,
-Office (Office Condo)	49.5%	75.4%	75.26	1,370,000		1,370,000	-	1,251,067	Integrated Holding Group, Vinson & Elkins LLP
-Retail (Office Condo)	49.5%	100.0%	169.19	45,000		45,000	-	-	HSBC Bank USA, Citibank
-Retail (Retail Condo)	100.0%	100.0%	373.50	114,000	(3)	114,000	-	390,000	Uniqlo, Hollister, Swatch
		78.0%	100.26	1,529,000		1,529,000	-	1,641,067

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	98.6%	73.34	292,000		292,000	-		Cosmetech Mably Int'l LLC.
-Retail	100.0%	100.0%	778.99	30,000		30,000	-		Coach, Prada
	100.0%	98.7%	139.08	322,000		322,000	-	-

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%	87.2%	105.19	524,000		524,000	-		Willett Advisors LLC
-Retail	20.1%	100.0%	310.26	71,000		71,000	-		Crate & Barrel, Moncler USA Inc. (lease not yet commenced)
	20.1%	88.7%	129.66	595,000		595,000	-	800,000

689 Fifth Avenue
-Office	100.0%	100.0%	71.06	82,000		82,000	-		Yamaha Artist Services Inc., Brunello Cucinelli USA, Inc.
-Retail	100.0%	100.0%	724.58	18,000		18,000	-		MAC Cosmetics, Massimo Dutti
	100.0%	100.0%	188.69	100,000		100,000	-	-

655 Fifth Avenue
-Retail	92.5%	100.0%	195.40	57,000		57,000	-	140,000	Ferragamo

697-703 5th Avenue (St. Regis)
-Retail	74.3%	100.0%	356.29	25,000		25,000	-	-	Bottega Veneta, DeBeers Diamond Jewelers

Total Madison/Fifth				2,955,000		2,955,000	-	2,581,067

Midtown South:
770 Broadway
-Office	100.0%	100.0%	70.93	988,000		988,000	-		AOL, J. Crew, Facebook, Structure Tone
-Retail	100.0%	100.0%	49.80	168,000		168,000	-		Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%	100.0%	67.86	1,156,000		1,156,000	-	353,000

One Park Avenue									New York University, Clarins USA Inc,
-Office	55.0%	96.5%	45.32	868,000		868,000	-		Public Service Mutual Insurance
-Retail	55.0%	100.0%	61.67	79,000		79,000	-		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%	96.8%	46.68	947,000		947,000	-	253,519

4 Union Square South
-Retail	100.0%	100.0%	95.01	206,000		206,000	-	118,951	Burlington Coat Factory, Whole Foods Market, DSW, Forever 21

692 Broadway
-Retail	100.0%	100.0%	71.36	35,000		35,000	-	-	Equinox, Major League Baseball

Total Midtown South				2,344,000		2,344,000	-	725,470

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	97.8%	$75.91	2,029,000	2,029,000	-		Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	164.84	78,000	78,000	-		Duane Reade, JPMorgan Chase Bank, Sovereign Bank
	70.0%	97.8%	79.20	2,107,000	2,107,000	-	$950,000

608 Fifth Avenue (ground leased through 2033)
-Office	100.0%	92.5%	57.64	84,000	84,000	-
-Retail	100.0%	100.0%	419.77	44,000	44,000	-		Topshop
	100.0%	95.1%	182.12	128,000	128,000	-	-

Total Rockefeller Center				2,235,000	2,235,000	-	950,000

Wall Street/Downtown:
20 Broad Street (ground leased through 2081)
-Office	100.0%	97.3%	59.31	473,000	473,000	-	-	New York Stock Exchange

40 Fulton Street
-Office	100.0%	92.8%	37.19	245,000	245,000	-		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	97.78	5,000	5,000	-		TD Bank
	100.0%	93.0%	38.40	250,000	250,000	-	-

Total Wall Street/Downtown				723,000	723,000	-	-

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	157.85	85,000	85,000	-	-	Topshop, Madewell, J. Crew

443 Broadway
-Retail	100.0%	100.0%	128.40	16,000	16,000	-	-	Necessary Clothing

304 Canal Street
-Retail	100.0%	-	-	14,000	-	14,000	-

334 Canal Street
-Retail	100.0%	-	-	15,000	11,000	4,000	-

155 Spring Street
-Retail	100.0%	98.5%	80.24	49,000	49,000	-	-	Sigrid Olsen

148 Spring Street
-Retail	100.0%	100.0%	130.00	7,000	7,000	-	-

150 Spring Street
-Retail	100.0%	100.0%	242.15	7,000	7,000	-	-	Sandro

Total Soho				193,000	175,000	18,000	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%	100.0%	$217.75	160,000	160,000	-	$-	MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%	100.0%	2,102.51	46,000	8,000	38,000		T-Mobile, Invicta, Swatch
-Theatre	100.0%	100.0%	13.05	62,000	62,000	-		Nederlander-Marquis Theatre
		100.0%	244.30	108,000	70,000	38,000	-

Total Times Square				268,000	230,000	38,000	-

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	100.0%	576.73	18,000	18,000	-	80,000	Gucci, Chloe, Cartier, Cho Cheng, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	452.65	8,000	8,000	-	-	Berluti

40 East 66th Street
-Retail	100.0%	100.0%	912.96	11,000	11,000	-	-	John Varvatos, Nespresso USA, J. Crew

1131 Third Avenue
-Retail	100.0%	85.9%	109.09	22,000	22,000	-	-	Nike, Crunch LLC

Total Upper East Side				59,000	59,000	-	80,000

Long Island City:
33-00 Northern Boulevard
-Office	100.0%	95.5%	29.19	446,000	446,000	-	61,874	City of New York (HRA), NYC Transit Authority

New Jersey:
Paramus
-Office	100.0%	94.7%	21.45	129,000	129,000	-	-	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	100.0%	62.16	44,000	44,000	-	-	Nike, Barneys
Property to be Developed:
510 West 22nd Street	55.0%	-	-	-	-	-	35,100

New York Office:

Total		95.7%	$66.83	21,325,000	20,928,000	397,000	$6,305,694

Vornado's Ownership Interest		96.4%	$64.77	17,846,000	17,555,000	291,000	$4,974,006

New York Retail:

Total		96.8%	$178.45	2,647,000	2,538,000	109,000	$1,163,621

Vornado's Ownership Interest		96.6%	$176.47	2,444,000	2,347,000	97,000	$1,163,621

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$99.62	885,000	885,000	-	$300,000	Bloomberg
-Retail	32.4%	100.0%	177.42	174,000	174,000	-	320,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	100.0%	111.38	1,059,000	1,059,000	-	620,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	37.97	343,000	343,000	-	78,246	Sears, Burlington Coat Factory, Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	98.9%	43.39	609,000	609,000	-	264,967	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (4) (1.0 acre)	32.4%	100.0%	16.53	167,000	167,000	-	-	New World Mall LLC

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA	32.4%	100.0%	-	-	-	-	68,000	IKEA (ground lessee)
through 2041)

Property under Development:
Rego Park II Apartment Tower, Queens, NY	32.4%	-	-	255,000	-	255,000	-

Property to be Developed:
Rego Park III (adjacent to Rego Park II),	32.4%	-	-	-	-	-	-
Queens, NY (3.4 acres)

Total Alexander's		99.7%	73.36	2,433,000	2,178,000	255,000	1,031,213

Hotel Pennsylvania:
-Hotel (1,700 Keys)		-	-	1,400,000	1,400,000	-	-

Residential:
50-70 W 93rd Street (326 units)	49.9%	98.5%	-	283,000	283,000	-	64,372

Independence Plaza, Tribeca (1,328 units)
-Residential	50.1%	94.2%	-	1,187,000	1,187,000	-
-Retail	50.1%	80.3%	30.64	51,000	51,000	-		Duane Reade, Food Emporium
				1,238,000	1,238,000	-	550,000

Total Residential		96.1%		1,521,000	1,521,000	-	614,372

Total New York		96.2%	$77.93	29,326,000	28,565,000	761,000	$9,114,900

Vornado's Ownership Interest		96.5%	$77.29	23,240,000	22,769,000	471,000	$6,779,412

(1)			Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2)			Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $11.27 PSF.
(3)			75,000 square feet is leased from the office condo.
(4)			Leased by Alexander's through January 2037.

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC:
Crystal City:
2011-2451 Crystal Drive - 5 buildings	100.0%	91.8%	$43.73	2,322,000	2,322,000	-		$222,259	General Services Administration, Lockheed Martin, Finmeccanica,
									Conservation International, Smithsonian Institution,
									Natl. Consumer Coop. Bank, Council on Foundations,
									Vornado / Charles E. Smith Headquarters, KBR, Scitor Corp.,
									Food Marketing Institute, American Diabetes Association

S. Clark Street / 12th Street - 5 buildings	100.0%	84.4%	37.48	1,545,000	1,545,000	-		58,009	General Services Administration, L-3 Communications,
									The Int'l Justice Mission, Management Systems International

1550-1750 Crystal Drive /	100.0%	86.0%	40.42	1,477,000	1,457,000	20,000	*	40,295	General Services Administration,
241-251 18th Street - 4 buildings									Alion Science & Technologies, Booz Allen,
									Arete Associates, Battelle Memorial Institute

1800, 1851 and 1901 South Bell Street	100.0%	91.9%	40.27	869,000	506,000	363,000	*	-	General Services Administration, Lockheed Martin
- 3 buildings

2100 / 2200 Crystal Drive - 2 buildings	100.0%	100.0%	33.88	529,000	529,000	-		-	General Services Administration,
									Public Broadcasting Service

223 23rd Street / 2221 South Clark Street	100.0%	-	-	318,000	-	318,000		-	WeWork
- 2 buildings

2001 Jefferson Davis Highway	100.0%	70.7%	34.44	162,000	162,000	-		-	Institute for the Psychology Sciences, VT Aepco, Inc.

Crystal City Shops at 2100	100.0%	96.0%	25.94	80,000	80,000	-		-	Various

Crystal Drive Retail	100.0%	94.4%	47.43	57,000	57,000	-		-	Various

Total Crystal City	100.0%	89.1%	40.10	7,359,000	6,658,000	701,000		320,563

Central Business District:
Universal Buildings	100.0%	93.1%	45.59	686,000	686,000	-		185,000	Family Health International, WeWork
1825-1875 Connecticut Avenue, NW
- 2 buildings

Warner Building - 1299 Pennsylvania	55.0%	84.0%	68.67	616,000	616,000	-		292,700	Baker Botts LLP, General Electric, Cooley LLP,
Avenue, NW									Facebook, Live Nation, APCO Worldwide Inc

2101 L Street, NW	100.0%	99.0%	66.81	380,000	380,000	-		147,577	Greenberg Traurig, LLP, US Green Building Council,
									American Insurance Association, RTKL Associates, DTZ

1750 Pennsylvania Avenue, NW	100.0%	97.4%	48.54	278,000	278,000	-		-	General Services Administration, UN Foundation, AOL

1150 17th Street, NW	100.0%	91.7%	42.96	241,000	241,000	-		28,728	American Enterprise Institute

Bowen Building - 875 15th Street, NW	100.0%	100.0%	67.56	231,000	231,000	-		115,022	Paul Hastings LLP, Millennium Challenge Corporation

1101 17th Street, NW	55.0%	100.0%	47.81	215,000	215,000	-		31,000	AFSCME, Verto Solutions

1730 M Street, NW	100.0%	82.7%	46.77	203,000	203,000	-		14,853	General Services Administration
(ground leased through 2061)

WASHINGTON, DC SEGMENT
PROPERTY TABLE

				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC (Continued):
1726 M Street, NW	100.0%		84.9%	$41.08	92,000	92,000	-		$-	Aptima, Inc., Nelnet Corporation

Waterfront Station	2.5%		-	-	675,000	-	675,000	*	-

1501 K Street, NW	5.0%		100.0%	67.93	379,000	379,000	-		-	Sidley Austin LLP, UBS

1399 New York Avenue, NW	100.0%		92.9%	83.64	129,000	129,000	-		-	Bloomberg, Abbott Laboratories, Abbvie US LLC

Total Central Business District			93.0%	55.77	4,125,000	3,450,000	675,000		814,880

Skyline Properties:
Skyline Place - 7 buildings	100.0%		42.2%	34.22	2,128,000	2,128,000	-		559,186	General Services Administration, Analytic Services,
										Northrop Grumman, Axiom Resource Management,
										Booz Allen, Intellidyne, Inc.

One Skyline Tower	100.0%		100.0%	33.16	518,000	518,000	-		138,639	General Services Administration

Total Skyline Properties	100.0%		53.5%	33.82	2,646,000	2,646,000	-		697,825

Rosslyn / Ballston:
2200 / 2300 Clarendon Blvd	100.0%		93.9%	44.27	638,000	638,000	-		33,750	Arlington County, General Services Administration,
(Courthouse Plaza) - 2 buildings										AMC Theaters
(ground leased through 2062)

Rosslyn Plaza - 4 buildings	46.2%		56.1%	41.88	736,000	524,000	212,000		33,488	General Services Administration, Corporate Executive Board,
										Nathan Associates, Inc.

Total Rosslyn / Ballston			83.3%	43.79	1,374,000	1,162,000	212,000		67,238

Reston:
Commerce Executive - 3 buildings	100.0%	`	92.5%	33.32	419,000	400,000	19,000	*	-	L-3 Communications, Allworld Language Consultants,
										BT North America, Applied Information Sciences, Clarabridge Inc.

Rockville/Bethesda:
Democracy Plaza One	100.0%		95.9%	31.68	214,000	214,000	-		-	National Institutes of Health
(ground leased through 2084)

Tysons Corner:
Fairfax Square - 3 buildings	20.0%		71.7%	42.06	559,000	559,000	-		90,000	Dean & Company, Womble Carlyle

Pentagon City:
Fashion Centre Mall	7.5%		97.0%	41.91	818,000	818,000	-		410,000	Macy's, Nordstrom

Washington Tower	7.5%		100.0%	47.47	170,000	170,000	-		40,000	The Rand Corporation

Total Pentagon City			97.5%	42.89	988,000	988,000	-		450,000

Total Washington, DC office properties			83.3%	$43.68	17,684,000	16,077,000	1,607,000		$2,440,506

Vornado's Ownership Interest			82.7%	$42.53	14,535,000	13,705,000	830,000		$1,789,984

WASHINGTON, DC SEGMENT
PROPERTY TABLE

			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands)	Major Tenants
WASHINGTON, DC (Continued):
Residential:
For rent residential:
Riverhouse - 3 buildings (1,670 units)	100.0%	95.0%	$-	1,802,000	1,802,000	-		$307,710

West End 25 (283 units)	100.0%	96.5%	-	273,000	273,000	-		101,671

220 20th Street (265 units)	100.0%	95.5%	-	269,000	269,000	-		70,676

Rosslyn Plaza - 2 buildings (196 units)	43.7%	100.0%	-	253,000	253,000	-		-

Total Residential		95.4%		2,597,000	2,597,000	-		480,057

Other:
Crystal City Hotel	100.0%	100.0%	-	266,000	266,000	-		-

Met Park / Warehouses - 1 building	100.0%	100.0%	-	129,000	109,000	20,000	*	-

The Bartlett - 1 building	100.0%	-	-	618,000	-	618,000		-	Whole Foods

Other - 3 buildings	100.0%	100.0%	-	11,000	9,000	2,000	*	-

Total Other		100.0%		1,024,000	384,000	640,000		-

Total Washington, DC		85.3%	$43.68	21,305,000	19,058,000	2,247,000		$2,920,563

Vornado's Ownership Interest		85.0%	$42.53	18,014,000	16,544,000	1,470,000		$2,270,041

* We do not capitalize interest or real estate taxes on this space.

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.

OTHER
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)		Major Tenants
555 California Street:
555 California Street	70.0%		97.0%	$66.43	1,507,000	1,507,000	-	$593,521		Bank of America, Dodge & Cox, Goldman Sachs & Co.,
										Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
										McKinsey & Company Inc., UBS Financial Services,
										KKR Financial, Microsoft Corporation,
										Fenwick & West LLP (lease not yet commenced)

315 Montgomery Street	70.0%		100.0%	48.64	231,000	231,000	-	-		Bank of America, Regus (lease not commenced)

345 Montgomery Street	70.0%		100.0%	96.83	64,000	64,000	-	-		Bank of America

Total 555 California Street			97.5%	$65.24	1,802,000	1,802,000	-	$593,521

Vornado's Ownership Interest			97.5%	$65.24	1,261,000	1,261,000	-	$415,465

The Mart:
The Mart, Chicago	100.0%		93.9%	$37.19	3,559,000	3,559,000	-	$550,000		American Intercontinental University (AIU), Steelcase,
										Baker, Knapp & Tubbs, Motorola Mobility (guaranteed by Google),
										CCC Information Services, Ogilvy Group (WPP),
										Chicago Teachers Union, Publicis Groupe,
										Office of the Special Deputy Receiver, Holly Hunt Ltd.,
										Razorfish, 1871, Chicago School of Professional Psychology,
										Yelp Inc., Paypal, Inc.

Other	50.0%		95.4%	31.99	19,000	19,000	-	34,744

Total The Mart			93.9%	$37.16	3,578,000	3,578,000	-	$584,744

Vornado's Ownership Interest			93.9%	$37.16	3,569,000	3,569,000	-	$567,372

85 Tenth Avenue:
85 Tenth Avenue, Manhattan										Google, General Services Administration,
										Telehouse International Corp., L-3 Communications,
- Office	49.9%	(2)	100.0%	$71.48	573,000	573,000	-			Moet Hennessy USA, Inc.
- Retail	49.9%	(2)	100.0%	65.10	39,000	39,000	-			Craft Restaurants Inc., IL Posto LLC, Toro NYC Restaurant
	49.9%	(2)	100.0%	71.08	612,000	612,000	-	$270,000	(3)

Total 85 Tenth Avenue			100.0%	$71.08	612,000	612,000	-	$270,000

Vornado's Ownership Interest			100.0%	$71.08	305,000	305,000	-	$134,730

(1)	Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.
(2)

As of June 30, 2015, we own junior and senior mezzanine loans of 85 Tenth Avenue with an accreted balance of $155.6 million. The junior and senior mezzanine loans bear paid-in-kind interest of 12% and 9%, respectively, and mature in May 2017. We account for our investment in 85 Tenth Avenue using the equity method of accounting because we will receive a 49.9% interest in the property after repayment of the junior mezzanine loan. As a result of recording our share of the GAAP losses of the property, the net carrying amount of these loans is $25.6 million on our consolidated balance sheets.

(3)	Excludes the Company's junior and senior mezzanine loans which are accounted for as equity.

REAL ESTATE FUND
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	Fund		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership %		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands)	Major Tenants
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)									Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%		100.0%	$190.84	95,000	95,000	-		Sephora, Bank of America
- Residential	100.0%		83.3%	-	51,000	51,000	-
					146,000	146,000	-	$146,000

11 East 68th Street Retail	100.0%		100.0%	793.75	11,000	8,000	3,000	-	Belstaff, Kent & Curwen

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	75.3%	(2)	92.5%	333.78	15,000	15,000	-		Hershey's
- Office	75.3%	(2)	100.0%	38.88	220,000	220,000	-		American Management Association
				57.70	235,000	235,000	-	310,000

501 Broadway	100.0%		100.0%	238.25	9,000	9,000	-	20,000	Capital One

Culver City, CA:
800 Corporate Pointe - 2 buildings	100.0%		57.0%	36.62	243,000	243,000	-	60,094	Meredith Corp., West Publishing Corp., Symantec Corp.,
									Syska Hennessy Group, X Prize Foundation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%		100.0%	144.63	48,000	48,000	-		Anthropologie, Banana Republic
- Theatre				36.45	79,000	79,000	-		Regal Cinema
				77.63	127,000	127,000	-	66,000

Total Real Estate Fund	92.4%		84.0%		771,000	768,000	3,000	$602,094

Vornado's Ownership Interest	23.1%		84.0%		178,239	177,489	750	$102,628

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2) Vornado's effective ownership through its Real Estate Fund and its co-investment is 33%.

OTHER
PROPERTY TABLE
			Weighted		Square Feet
			Average				In Service			Under Development
	%	%	Annual Rent		Total		Owned by	Owned By		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)		Property		Company	Tenant (2)		for Lease	(in thousands)	Major Tenants
Other Properties:
New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	$26.97		644,000		137,000	443,000		64,000	$-	JCPenney, Costco, Dick's Sporting Goods, Nordstrom Rack
(ground leased through 2064)

Monmouth Mall, Eatontown	50.0%	89.9%	36.26	(3)	1,463,000	(4)	851,000	612,000	(4)	-	165,862	Boscov's, Macy's (4), JCPenney (4), Lord & Taylor,
												Loews Theatre, Barnes & Noble, Forever 21

Total New Jersey					2,107,000		988,000	1,055,000		64,000	165,862

Maryland:
Annapolis
(ground and building leased through 2042)	100.0%	100.0%	8.99		128,000		128,000	-		-	-	The Home Depot

Total Other Properties		93.2%	$31.87		2,235,000		1,116,000	1,055,000		64,000	$165,862

Vornado's Ownership Interest		95.8%	$28.60		1,274,000		690,000	520,000		64,000	$82,931

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2) Owned by tenant on land leased from the company.
(3) Weighted Average Annual Rent PSF shown is for in-line tenants only.
(4) Includes square footage of anchors who own their land and building.